SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SPECTRAL CAPITAL CORPORATION

(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ACTION TAKEN PURSUANT TO

WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Spectral Capital Corporation:

This Notice and the accompanying Information Statement are being furnished to the stockholders (the “Stockholders” and each a “Stockholder”) of Spectral Capital Corporation, a Nevada corporation (the “Company”, “we”, “us”, “our”), in connection with actions taken by the holder of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated January 4, 2025, the following action:

A Certificate of Change to the Company’s Articles of Incorporation, attached hereto as Appendix A (the “Certificate of Change of the Increase in Authorized Capital”), authorized by the Company’s Board of Directors (the “Board” or the “Board of Directors”) to increase its authorized shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), from 100,000,000 to 300,000,000 (the “Increase in Authorized Capital”).

The this action be taken at such future date as determined by the Board of Directors, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the Stockholders of record as of January 4, 2025.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

By:	/s/ Jenifer Osterwalder
Name:	Jenifer Osterwalder

By:	/s/ Sean Brehm
Name:	Sean Brehm

By:	/s/ Paul Breitenbach
Name:	Paul Breitenbach

By:	/s/ Samson Lee
Name:	Samson Lee

By:	/s/ Chad McLeaming
Name:	Chad McLeaming

By:	/s/ Aby Alexander
Name:	Aby Alexander

Dated: January 4, 2025

2

INFORMATION STATEMENT

OF

SPECTRAL CAPITAL CORPORATION

701 Fifth Avenue, Suite 4200, Seattle, WA, 98104

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Spectral Capital Corporation, a Nevada corporation (the “Company”), is distributing this Information Statement to its Stockholders in full satisfaction of any notice requirements it may have under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under applicable Nevada law are afforded to the Company's Stockholders as a result of the adoption of these resolutions.

On January 4, 2025 our Board of Directors approved a resolution seeking Stockholder approval regarding the authorization of the Board to increase the number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 100,000,000 to 300,000,000 (the “Increase in Authorized Capital”).

On January 4, 2025, holders of a majority of the Company’s issued and outstanding Common Stock (the “Majority Stockholders”) approved the Increase in Authorized Capital by written consent.

Interests of Certain Persons in Matters Acted Upon

Other than as described above, and except in their capacity as Stockholders (which interest does not differ from that of the other holders of Company’s Common Stock), none of our officers, directors, or any of their respective affiliates or associates has any interest in the matters being acted upon.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our Stockholders of the corporate actions taken by the Majority Stockholder pursuant to the written consents.

Summary of the Corporation Actions

Increase in Authorized Capital

For the reasons discussed in this Information Statement, the Board has approved the Increase in Authorized Capital by filing a certificate of change to the Company’s Articles of Incorporation (the “Certificate of Change of the Increase in Authorized Capital”) to effect such Increase in Authorized Capital. The Certificate of Change of the Increase in Authorized Capital, in the form attached herein as Appendix A, has been approved by written consent of the Majority Stockholders.

In accordance with Rule 14c-2 under the Securities Exchange Act, the stockholder actions taken by written consent will become effective no earlier than 20 calendar days after the date on which this Information Statement is sent or given to our stockholders. This Information Statement is first being mailed on or about January ___, 2025 to the Company’s stockholders of record as of January 4, 2025 (the “Record Date”).

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the Nevada Revised Statutes (the “NRS”), the Increase in Authorized Capital can be approved without a meeting of stockholders, simply by the written consent of stockholders representing a majority of the voting power of our outstanding shares of Common Stock.

Dissenters’ Rights of Appraisal

Under the NRS and the Articles of Incorporation and Bylaws of the Company, the Stockholders are not entitled to appraisal rights with respect to the Increase in Authorized Capital.

Notice Pursuant to the NRS and the Company’s Bylaws

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder, including Regulation 14C, and serves as the notice required by Section 78.320 of the NRS of the taking of a corporate action without a meeting by less than unanimous written consent of our stockholders.

VOTE OBTAINED — NEVADA LAW

Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its Bylaws prohibit the taking of action by its Stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Nevada law and obtained the written consent of the holder of a majority in interest of our Common Stock. As of January 4, 2025 there were 67,699,516 shares of Common Stock of the Company issued and outstanding and 1,000,000 shares of Series Quantum Preferred issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder and each share of Series Quantum Preferred is entitled to 40 votes for each share held by such holder.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ACTION

AUTHORIZATION OF INCREASE IN AUTHORIZED CAPITAL

Purposes of the Common Stock Increase

The principal purpose of the Increase in Authorized Capital is to more closely align our capital structure. By implementing the Increase in Authorized Capital, we will still have a sufficient number of authorized shares of both Common Stock and Preferred Stock which will afford us maximum flexibility to issue shares of either class in the future while allowing us to have a proportionate capital structure.

Effect of the Common Stock Increase

Once we file the Certificate of Change of the Increase in Authorized Capital for the Increase in Authorized Capital with the Secretary of State of the State of Nevada it will have the immediate effect of increasing the total amount of authorized Common Stock. 1,000,000 shares of Series Quantum Preferred Stock are outstanding and 5,000,000 shares of Preferred Stock are authorized and 2,000,000 of those shares have been designated as Series Quantum Preferred Stock. The Increase in Authorized Capital will have no impact on the number of shares of Common Stock or preferred stock you own.

No Dissenters’ Rights

Under the Nevada Revised Statutes, the Company’s Stockholders are not entitled to dissenters’ rights with respect to the increase in authorized shares, and the Company will not independently provide Stockholders with any such right.

Procedure for Effecting the Common Stock Increase

The Increase in Authorized Capital will become effective at such future date as determined by the Board, as evidenced by the filing of the Certificate of Change of the Increase in Authorized Capital with the Secretary of State of the State of Nevada, but in no event earlier than the 20th calendar day after this Information Statement is mailed or furnished to the Stockholders of record as of January 4, 2025. Moreover, although the Increase in Authorized Capital has been approved by the requisite number of Stockholders representing a majority of the voting power of our outstanding shares of common stock, the Board reserves the right, in its discretion, to abandon the Increase in Authorized Capital prior to the proposed effective date if it determines that abandoning the Increase in Authorized Capital is in the best interests of the Company. No further action on the part of Stockholders would be required to either effect or abandon the Increase in Authorized Capital.

The text of the Certificate of Change of the Increase in Authorized Capital is subject to modification to include such changes as may be required by the NRS and as the Board deems necessary and advisable to effect the Increase in Authorized Capital. If the Board elects to implement the Increase in Authorized Capital, the number of authorized shares of Common Stock would be increased from 100,000,000 to 300,000,000. The number of authorized shares of Preferred Stock, which is 5,000,000, would remain unchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth, as of December 31, 2024, information concerning ownership of our securities by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and (iv) each person known to us to be the beneficial owner of more than five percent (5%) of each class. This table is based on 67,699,516 issued and outstanding common shares and 1,000,000 Series Quantum Preferred shares that have an aggregate of 40,000,000 common share equivalent votes as of December 31, 2024 for a total common stock equivalent of 107,699,516.

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

The address of each person listed is care of Spectral Capital Corporation, 701 Fifth Avenue, Suite 4200, Seattle, WA 98104.

Name and Address of Beneficial Owner	Common Shares(*)	Percent of Class (%)
Directors and Executive Officers
Jenifer Osterwalder (1)	3,069,371	2.85%
Sean Michael Brehm (2)	48,050,000	44.61%
Aby Alexander (3)	30,000	0.03%
Chad McLeaming (4)	217,376	0.2%
Paul Breitenbach (5)	30,000	0.03%
Jonathon Walton (6)	15,625	0.02%
Sam Lee (7)	30,000	0.03%
Moshik Cohen (8)	2,000,000	1.86%
5% or Greater Holders
Verdant Quantum OU (9)	10,000,000	9.29%
Decus Pro OU	26,323,186	24.44%
Directors, officers, and 5% or greater stockholders as a group (10 persons)	89,765,558	83.35%

(*)Includes preferred stock holdings on an as converted to common basis.

(1)Consists of 69,371 shares owned directly and immediately exercisable options to purchase 3,000,000 shares of common stock at an exercise price of $0.43 per share that are subject to vesting requirements.

(2)Consists of 5,050,000 common shares which were directly owned by Mr. Brehm and have been subsequently gifted to VanTech Securities and of which Mr Brehm disclaims beneficial ownership, and 1,000,000 shares of Series Quantum Preferred Directly owned which carry 40,000,000 common equivalent votes and are convertible into 40,000,000 shares of common stock on August 30, 2025 and options to purchase 3,000,000 shares of common stock at a per share price of $0.43 subject to vesting.

(3) Consists of options to acquire common stock which have been promised by the Company but not yet granted by the board and are subject to vesting.

(4)Consists of options to acquire 75,000 shares of common stock at $0.43 subject to vesting and 142,376 shares owned directly.

(5) Consists of options to acquire common stock which have been promised by the Company but not yet granted by the board and are subject to vesting.

(6) Former director who resigned on October 26, 2024.  Consists of common shares owned directly.

(7) Consists of options to acquire common stock which have been promised by the Company but not yet granted by the board and are subject to vesting.

(8) Consists of 2,000,000 options to acquire common stock which have been promised by the Company but not yet granted by the board and are subject to vesting.

(9) Consists 10,000,000 common shares which have not yet been issued but are issuable within the next 60 days subject to certain acquisition terms and conditions.

(10) Consists 3,750,000 common shares which have not yet been issued but are issuable within the next 60 days subject to certain acquisition terms and conditions.

VOTE OBTAINED — NEVADA LAW

Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its Bylaws prohibit the taking of action by its Stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Nevada law and obtained the written consent of the holder of a majority in interest of our Common Stock. As of January 4, 2025 there were 107,699,516 shares of Common Stock and common stock equivalents of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder and each share of Series Quantum Preferred is entitled to 40 votes for each share of Series Quantum Preferred held.  At January 4, 2025, there were 67,699,516 common shares issued and outstanding and 1,000,000 Series Quantum Preferred Shares issued and outstanding.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate information statements to the Company at the following address: Spectral Capital Corporation, 701 Fifth Avenue, Suite 4200, Seattle, WA 98104.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC. Reports and other information filed by the Company can be accessed on the SEC website where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge. In addition, you may send a request for any of our SEC filings to Spectral Capital Corporation., 701 Fifth Avenue, Suite 4200, Seattle, WA 98104.

INCORPORATION BY REFERENCE

Statements contained in this information statement, or in any document incorporated in this information statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the actions set forth herein. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Securities Exchange Act of 1934). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this information statement.

Company Filings:	Periods:
Annual Report on Form 10-K	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed on March 28, 2024.

Quarterly Report on Form 10-Q	Our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024, filed on May 17, 2024.

Quarterly Report on Form 10-Q	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed on August 13, 2022.

Quarterly Report on Form 10-Q	Our Quarterly Reports on Form 10-Q for the quarter ended September 30, 2024, filed on November 19, 2024.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described above in “Where You Can Find More Information.”

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED DECEMBER 28, 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

This Information Statement is first being mailed or furnished to Stockholders on or about January ____, 2025. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By order of our Board of Directors,

By:	/s/ Jenifer Osterwalder
Name:	Jenifer Osterwalder

By:	/s/ Sean Brehm
Name:	Sean Brehm

By:	/s/ Paul Breitenbach
Name:	Paul Breitenbach

By:	/s/ Samson Lee
Name:	Samson Lee

By:	/s/ Chad McLeaming
Name:	Chad McLeaming

By:	/s/ Aby Alexander
Name:	Aby Alexander

Appendix A

Form of Certificate of Change of the Increase in Authorized Capital

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**INSTRUCTIONS:**

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

| | |
|---|---|
| **1. Entity Information:** | Name of entity as on file with the Nevada Secretary of State:<br>Spectral Capital Corporation<br>Entity or Nevada Business Identification Number (NVID): NV20001416868 |
| **2. Current Authorized Shares:** | The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:<br>100,000,000 shares of common stock, par value $0.0001 ("Pre Increase Shares") |
| **3. Authorized Shares After Change:** | The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:<br>300,000,000 shares of common stock, par value $0.0001 ("Post Increase Shares") |
| **4. Issuance:** | The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: |
| **5. Provisions:** | The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: |
| **6. Provisions:** | The required approval of the stockholders has been obtained. |
| **7. Effective date and time:** (Optional) | Date: Time:<br>(must not be later than 90 days after the certificate is filed) |
| **8. Signature:** (Required) | X ____________________<br>Signature of Officer Title Date |

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

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